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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         WHEREAS, BURLINGTON NORTHERN SANTA FE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001; and

         WHEREAS, the undersigned serve the Company in the capacity indicated;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints THOMAS
N. HUND and JEFFREY R. MORELAND, his or her attorney with full power to act for him or her in his or her name, place and stead, to sign his or her name in the capacity set forth below, to the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001, and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned this 15th day of February, 2002.


/s/ Alan L. Boeckmann                    /s/ John J. Burns
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Alan L. Boeckmann, Director              John J. Burns, Jr., Director

/s/ Robert D. Krebs                      /s/ Bill M. Lindig
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Robert D. Krebs, Director and Chairman   Bill M. Lindig, Director

/s/ Vilma_S. Martinez                     /s/ Marc F. Racicot
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Vilma S. Martinez, Director              Marc F. Racicot, Director

/s/ Roy S. Roberts                       /s/ Mathew K. Rose
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Roy S. Roberts, Director                 Matthew K. Rose, Director and President
                                         and Chief Executive Officer

/s/ Marc J. Shapiro                      /s/ Arnold R. Weber
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Marc J. Shapiro, Director                Arnold R. Weber, Director

/s/ Robert H. West                       /s/ J. Steven Whisler
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Robert H. West, Director                 J. Steven Whisler, Director

/s/ Edward E. Whitacre, Jr.              /s/ Michael B. Yanney
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Edward E. Whitacre, Jr., Director        Michael B. Yanney, Director